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                         LOOMIS SAYLES INVESTMENT TRUST
                          Loomis Sayles Provident Fund
                                  (the "Fund")

                     Supplement dated September 30, 2002 to
                Loomis Sayles Investment Trust Equity Prospectus
                  dated February 1, 2002 as revised May 1, 2002

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH ON PAGE 21 RELATING TO THE
FUND:

Effective immediately, Robert Ix, Vice President of Loomis Sayles, serves as portfolio manager of the Loomis Sayles Provident Fund. Prior to joining Loomis Sayles in 1999, Mr. Ix served as a Portfolio Manager at The Bank of New York.